UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of John Onopchenko to the Board
On June 14, 2018, the Board of Directors (the “Board”) of Endologix, Inc. (the “Company”) unanimously appointed John Onopchenko as a Class II director to serve on the Board for a three-year term expiring at the annual meeting of stockholders to be held in 2021, and until his successor is duly elected and qualified. Following Mr. Onopchenko’s appointment, Class II will consist of two directors with no vacancies.
Mr. Onopchenko, age 60, was appointed to serve as the Company’s Chief Executive Officer in May 2018. He first joined the Company in October 2017 as its Chief Operating Officer. Mr. Onopchenko has 30 years of executive leadership experience in the medical device industry. Prior to joining the Company, he served as Executive Vice President for Acutus Medical, Inc., a privately-held medical device company, from September 2016 to October 2017, where he was responsible for program management/product development, quality, marketing and sales. Prior to joining Acutus Medical, Mr. Onopchenko served as Senior Vice President and Head of Therapy Strategy for Koninklijke Philips Electronics NV (“Philips”), a publicly-traded technology company from March 2015 to September 2016. Prior to joining Philips, he served as Executive Vice President, from April 2013 to November 2014, and Chief Operating Officer, from November 2014 to March 2015, of Volcano Corporation, a publicly-traded medical device company, where he was responsible for its peripheral and Axsun business units, regulatory affairs, quality assurance, program management, product development, clinical affairs, and business development. Prior to his employment with Volcano, he served on Volcano’s board of directors for 11 years. Mr. Onopchenko held senior positions at Johnson & Johnson, a publicly-held medical device company, including serving as lead of medical device investments with Johnson & Johnson Development Corporation, and as Vice President of Worldwide Operations and Marketing for Advanced Sterilization Products, a Johnson & Johnson company, from 1996 to 2006. He also served as founder and managing director of Synergy Life Sciences Partners, LLC, an early-stage medical device venture capital fund. Mr. Onopchenko holds an M.B.A. from the University of Chicago, Graduate School of Business and a B.S. from Ursinus College. As reflected in the biographical information summarized above, Mr. Onopchenko is qualified to serve on the Board due to his extensive and diverse experience in the medical device industry, including 30 years serving in executive leadership roles, most recently as our Chief Operating Officer and now as our Chief Executive Officer.
There are no arrangements or understandings between Mr. Onopchenko and any other person pursuant to which he was appointed to the Board. There are no family relationships between Mr. Onopchenko and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Except for his employment relationship with the Company and the compensation arrangements arising in connection therewith, there are no relationships involving Mr. Onopchenko that are required to be reported pursuant to the regulations of the Securities and Exchange Commission (the “SEC”).
Mr. Onopchenko has entered into the Company’s standard indemnification agreement in the form previously filed with the SEC providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware. In accordance with the Company’s standard compensation policies applicable to employee-directors, Mr. Onopchenko will not receive any additional compensation for serving as a director.

Amendments to 2015 Stock Incentive Plan
On April 12, 2018, the Board approved, subject to stockholder approval, certain amendments to the Company’s 2015 Stock Incentive Plan (as amended, the “Plan”), which were approved by the Company’s stockholders at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) held on Thursday, June 14, 2018. Accordingly, the Plan was amended to do the following:

•	Increase Shares Reserved for Issuance: Increase the total number of shares reserved for issuance under the Plan by 500,000 shares, or from 9,800,000 shares to 10,300,000 shares.

•
Minimum Vesting Requirement: Impose a minimum vesting period of at least 12 months for awards granted under the Plan following the date on which the amendment was adopted, subject to certain limitations.

•
No Dividends on Unvested Awards: Eliminate the Company’s ability to provide for the payment of dividends on unvested shares of its common stock that are subject to outstanding awards granted under the Plan.

•
Clawback Policy: Reference the adoption of the Company’s Clawback Policy, and allow for the inclusion of other clawback, recovery or recoupment provisions in the relevant award agreements, including a reacquisition right upon the occurrence of certain events.

The foregoing description of the Plan amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Endologix, Inc. Amended and Restated 2015 Stock Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Certificate of Incorporation
On April 12, 2018, the Board approved, subject to stockholder approval, an amendment to the Company’s Amended and Restated Certificated of Incorporation (as amended, the “Charter”), to increase the total number of authorized shares of the Company's common stock by 35,000,000 shares, or from 135,000,000 shares to 170,000,000 shares, which was approved by the Company’s stockholders at the Annual Meeting.
The foregoing description of the amendment to the Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.
Amendment to Bylaws
On June 14, 2018, the Board amended the Amended and Restated Bylaws of the Company (as amended, the “Bylaws”) to decrease the authorized number of directors on the Board from eight to seven, and to fix the number of directors at seven.
The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment of the Amended and

Restated Bylaws of Endologix Inc., a copy of which is attached as Exhibit 3.2 to this Current Report and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on Thursday, June 14, 2018 at 8:00 a.m., Pacific Time, at 3910 Brickway Blvd., Santa Rosa, California 95403. As of April 16, 2018, the record date for the Annual Meeting, the Company had 83,996,817 shares of its common stock outstanding and entitled to vote, of which 77,288,986 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement (revised), which was filed with the SEC on April 30, 2018 (the “Proxy Statement”).
Proposal No. 1: The Company’s stockholders elected the Class II nominee named below to serve on the Board for a three-year term expiring at the annual meeting of stockholders to be held in 2021, and until his successor is duly elected and qualified.

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Guido J. Neels	52,475,204	14,398,173	10,415,609

Proposal No. 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
46,972,378	19,871,952	29,047	10,415,609
Proposal No. 3: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
77,170,327	88,935	29,724	0

Proposal No. 4: The Company’s stockholders approved an amendment to the Charter to increase the total number of authorized shares of the Company's common stock by 35,000,000 shares, or from 135,000,000 shares to 170,000,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
74,098,968	3,130,480	59,538	0

Proposal No. 5: The Company’s stockholders approved amendments to the Plan to, among other things, increase the total number of shares of the Company’s common stock reserved for issuance under the Plan by 500,000 shares, or from 9,800,000 shares to 10,300,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
62,581,452	4,265,034	26,891	10,415,609
Proposal No. 6: The Company’s stockholders approved the adoption of the stock option exchange program, as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
57,442,556	9,418,237	12,584	10,415,609

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are attached to this Current Report:

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
3.2	Certificate of Amendment of the Amended and Restated Bylaws of Endologix, Inc.
10.1	Endologix, Inc. Amended and Restated 2015 Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: June 20, 2018	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer